UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2005
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of June 30, 2005, Harris Interactive Inc. (the “Company”) entered into a Separation Agreement and Mutual Release of Claims (the “Separation Agreement”) with Robert E. Knapp, the former Chairman and Chief Executive Officer of the Company, pursuant to which the parties agreed that the total severance payable to Mr. Knapp in connection with his resignation from those positions (as previously reported in a Form 8-K filed on May 5, 2005) would be $600,000, payable in a lump sum, less severance payments previously made to Mr. Knapp and less applicable taxes and deductions related to health insurance. A copy of Mr. Knapp’s Employment Agreement with the Company (the “Employment Agreement”) was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 6, 2004, and a copy of the amendment to Mr. Knapp’s Employment Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 4, 2005. The Separation Agreement provides that certain terms of the Employment Agreement remain in effect, including mutual non-disparagement agreements, Mr. Knapp’s rights to exercise vested stock options and to health insurance benefits through November 4, 2006, and his obligations related to confidentiality and non-competition.

A copy of the Separation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement.

Pursuant to a letter agreement (the “Letter Agreement”) between the Company and Theresa A. Flanagan, former Group President, Customer Loyalty Management, entered into on April 26, 2005, the Company accepted Ms. Flanagan’s unsolicited resignation from the Company, and as provided in the Letter Agreement her last day of employment was June 30, 2005. As previously reported in a Form 8-K filed on April 29, 2005, the Letter Agreement superseded and replaced Ms. Flanagan’s Employment Agreement (“Employment Agreement”) with the Company, as successor-in-interest to Total Research Corporation. The Letter Agreement provides that Ms. Flanagan will continue to be paid her current bi-weekly salary, less standard deductions, through and including September 29, 2006, in the same manner and frequency as she received her salary during fiscal year 2005. Ms. Flanagan’s base salary, in accordance with the terms of her Employment Agreement, had been increased over time from her initial base salary of $135,000 to $220,000 in fiscal year 2005. The severance payments to Ms. Flanagan will be based on her fiscal year 2005 salary of $220,000.

A copy of the Letter Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 29, 2005. A copy of Ms. Flanagan’s Employment Agreement was filed as Exhibit 10.34 to the Company’s Form 10-K for the fiscal year ended June 30, 2003, filed on September 26, 2003.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 10.1	Separation Agreement and Mutual Release of Claims effective as of June 30, 2005 between Harris Interactive Inc. and Robert E. Knapp

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
                (Registrant)

By:	/s/ Frank J. Connolly, Jr.
	Name:	Frank J. Connolly, Jr.
	Title:	Chief Financial Officer and Corporate Secretary (Principal Financial Officer)

Dated: July 6, 2005

EXHIBIT INDEX

Exhibit 10.1	Separation Agreement and Mutual Release of Claims effective as of June 30, 2005 between Harris Interactive Inc. and Robert E. Knapp